0 Company Overview July 27, 2021

. 1 Special Note Regarding Forward-Looking Information & Use of Non-GAAP Information Except for historical information contained herein, the matters set forth in this presentation are forward-looking statements. These statements are based on management’s current expectations and plans, which involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "believe," "expect," "expectation," "anticipate," "may," "could," "should", "intend," "belief," "estimate," "plan," "target," "project," "likely," "will," "forecast," "outlook," and similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation and which involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include factors such as (i) any ongoing impact of the COVID-19 pandemic due to new variants or the efficacy and rate of vaccinations as well as related measures taken by governmental or regulatory authorities to combat the pandemic, including whether additional government stimulus payments or supplemental unemployment benefits will be approved, and the nature, amount and timing of any such future payments or benefits (ii) the possibility that the operational, strategic and shareholder value creation opportunities expected from the separation and spin-off of the Aaron’s Business into what is now The Aaron’s Company, Inc. may not be achieved in a timely manner, or at all; (iii) the failure of that separation to qualify for the expected tax treatment; (iv) changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; (v) legal and regulatory proceedings and investigations, including those related to consumer protection laws and regulations, customer privacy, third party and employee fraud and information security; (vi) the risks associated with our strategy and strategic priorities not being successful, including our e-commerce and real estate repositioning and optimization initiatives or being more costly than anticipated; (vii) risks associated with the challenges faced by our business, including the commoditization of consumer electronics and our high fixed-cost operating model; (viii) increased competition from traditional and virtual lease-to-own competitors, as well as from traditional and online retailers and other competitors; (ix) financial challenges faced by our franchisees,; (x) increases in lease merchandise write-offs, especially in light of the COVID-19 pandemic and its adverse economic impacts, as well as the potential limited duration and impact of stimulus and other government payments made by the Federal and State governments to counteract the economic impact of the COVID-19 pandemic; and the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Statements in this presentation that are “forward-looking” include without limitation statements about: (i) the execution of our key strategic priorities; (ii) the growth and other benefits we expect from executing those priorities; and (iii) our 2021 financial performance outlook. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this presentation. This presentation contains financial information in a format not in accordance with generally accepted accounting principles in the United States (“GAAP”). Please see the appendix to this presentation for a definition of certain key performance indicators, such as same store revenues, and non-GAAP financial measures, such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net earnings, non-GAAP net earnings per share and free cash flow, shown in this presentation. Management believes that presentation of these non-GAAP and other financial measures are useful because it gives investors supplemental information to evaluate and compare the underlying operating performance from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or be considered superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of each non-GAAP financial measure to the nearest comparable GAAP financial measure is included in the appendices to this presentation.

The Aaron's Company Overview

Aaron's offers a compelling customer value proposition through an attractive, recurring-revenue business model

Key Highlights
(2020 Financial Results)[1]

- **Omni-Channel Rent-to-Own Model**
- **65+ Year Track Record (Founded 1955)**
- **1.9 Million Unique Customers Annually**
- **$1.7 Billion Revenue**
- **$209 Million Adj. EBITDA[2]**
- **$287 Million Free Cash Flow[2]**
- **Woodhaven Furniture Manufacturing (40% of Volume)[3]**

Geographic Footprint[4]


WA 22
OR 26
CA 40
ID 9
NV 6
MT 8
WY 8
UT 4
AZ 29
CO 14
NM 21
ND 6
SD 3
NE 2
KS 13
OK 26
TX 175
IA 2
MO 21
AR 22
LA 44
IL 27
MI 31
IN 34
OH 68
KY 31
TN 47
MS 30
AL 45
GA 82
FL 83
SC 37
NC 81
VA 40
WV 14
PA 59
NY 32
VT 3
ME 6
NH 5
MA 15
RI 2
CT 10
NJ 12
DE 5
MD 14
AK 2

1,092	Company Stores
248	Franchise Stores
47	States & Canada
701	Markets
16	Fulfillment Centers
24/7 Shopping	Aarons.com

Key Product Categories
(% Revenue)[5]

Furniture (44%)



Home Appliances (29%)



Consumer Electronics[6] (17%)



Computers (7%)



Source: Company Filings

1 All figures reflect 12/31/2020 year-end results

2 Reconciliation of Adjusted EBITDA and Free Cash Flow are included on pages 24 and 26, respectively

3 Upholstered furniture and bedding only

4 As of 12/31/2020

5 For the year ended 12/31/20, other product categories comprise 3% of revenues

6 Consumer Electronics includes televisions, gaming and audio

2

. Key Investment Highlights 3 Large, resilient customer base representing ~30% of the U.S. population Compelling customer value proposition driven by competitive pricing, high approval rates, and best-in-class customer service Digitally-enabled, omni-channel strategy that provides an integrated online and in-store experience Expect to grow earnings, expand margins, and generate strong free cash flow by optimizing store footprint and executing a digital-first strategy Debt-free balance sheet with significant available liquidity

. Enhance people’s lives by providing easy access to high-quality products through affordable lease and purchase options Mission Simplify and Digitize the Customer Experience Align Store Footprint to Customer Opportunity 4 Strategic Priorities Aaron’s Mission Guides Our Strategic Priorities Promote the Aaron’s Value Proposition

. Aaron’s Offers a Compelling Customer Value Proposition  Wholesale inventory costs  Lease term flexibility  Re-lease returned merchandise 5 Low Monthly Payments Competitive Total Cost of Ownership  Low customer acquisition costs  Product return capabilities  Advanced decisioning High Approval Rates  Advanced proprietary decisioning algorithms  Large repository of customer performance data  Relationship- based local account servicing Same or Next Day Delivery  Last mile capabilities  Integrated supply chain  Locally available inventory Customer Lifecycle Management  Focus on customers achieving ownership  High repeat business  Advanced technology platforms Compelling value proposition supported by advanced omni-channel capabilities and existing infrastructure

. 6 Service, Repairs, & Collections Warehousing & Reverse Logistics Hard-to-replicate market footprint, logistics infrastructure, and dynamic store operating model create a competitive advantage Fast Delivery & Setup Shop Online or In Showroom Aaron’s stores are a distributed network of showrooms and servicing hubs embedded in our local communities Store Footprint Provides Foundation for Value Proposition

. 7 Leverage digital technology to streamline all key touchpoints in the customer journey Digitize the Journey Put the Customer in Control Accelerate Omni-channel Provide the customer with increased flexibility and choice in all aspects of their experience Add capabilities that provide a seamless shopping and servicing experience across all channels Proprietary technology platforms position us to reduce customer friction, lower cost-to-serve, and expand our competitive advantage Digital-First Strategy Enhances the Customer Experience

. Agile and Flexible 8 Decisioning improves lease pool performance and labor efficiency Model adjustments can be made instantly across all channels National rollout completed in Q2 2020 enables optimization of decisioning across all markets Creates significant differentiation between other direct-to-consumer (“DTC”) peers Available Chainwide Optimizes Profitability Competitive Advantage Allows for seamless online, mobile, or in-store approval process Omni-channel Capable Centralized Lease Decisioning Enhances Operating Model

. Aarons.com is an Industry Leading E-Commerce Platform 9 New, Younger Customers… Aarons.com customers are 5 years younger than in-store 49% of Aarons.com customers have never shopped at Aaron’s before Seamless Customer Experience End-to-end technology platform allows the customer to shop, qualify, start a lease, and schedule delivery Access to in-store and in-warehouse merchandise, as well as additional offerings direct from well-known national suppliers Online capabilities work seamlessly across smartphones, tablets, and computers Fully Transactional Broad Selection Mobile First 11.3% 12.8% 13.1% 13.2% 14.2% 14.0% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 E-Com % of Lease Revenue 29.0% 53.9% 43.6% 39.0% 42.0% 15.8% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 E-Com Revenue Growth YoY 24.4 25.2 27.9 35.7 34.2 2017 2018 2019 2020 TTM June 2021 Website Traffic (millions)

. 10 New Concept Stores Improve Customer Experience Easy-to-navigate, larger showrooms highlight expanded assortment Innovative operating model and technology enhance customer experience Value-engineered buildouts modernize the Aaron’s brand Analytics-driven market strategy aligns store footprint with our customer opportunity

. 1312 1167 1092 825 1 2018 2019 2020 2025E Site selection is driven by data analytics and insights into where customers live, work, and shop Recurring revenue model produces compelling real estate consolidation opportunities 11 A A A A A A A A 1 2 3 4 Illustrative Case Study Proposed SiteExisting Stores 10 Miles 5 Miles 4 3 Real Estate Strategy Leads to Fewer, More Profitable Stores Plan to reduce our store count over the next 5 years Expect increased capital efficiency, improved unit economics, and strong free cash flow A Company Store Count Consolidation - Financial Case Study ($ millions) Current Projected 8 Stores 4 Stores Change Revenue $9.0 $8.0 ($1.0) Store EBITDA $1.5 $2.0 $0.5 Margin 17% 25% 8% 1 Represents the midpoint of our expected 20% - 30% reduction Full Year

. • We have three different types of GenNext store projects: • Every project is unique, and we develop multi-year operational targets for each store • Early results: Achieving expected internal financial targets • Early Results: Recurring revenue written growth for GenNext stores open less than one year exceeded the average legacy Aaron’s stores by approximately 20 percentage points Project Type Concept Proforma Expectation Multi-Store Consolidation Close two or three existing stores and relocate to a new location that is better positioned to serve the market • Revenue – Decline due to closures • Profit – Improve due to cost consolidation • Highest IRR and shortest payback Single Store Repositioning Close one existing store and relocate to a new location that is better positioned to serve the market • Revenue – Improve • Profit – Improve Single Store Renovation Renovate an existing store with GenNext design and operating model • Revenue – Improve • Profit – Improve GenNext Store Repositioning & Renovation Overview 12

. YoY Growth N/A 0.7% (0.6%) (2.7%) 5.8% 13 Historical Financial Performance1 1 2017 through 2019 figures derived from audited financial statements included in Form 10. 2020 figures reflect Form 10-K financials 2 Includes Company-operated and franchise stores 3 A reconciliation of Adjusted EBITDA is included on page 24 4 See Basis of Accounting in Appendix Total Store Count2 Same Store Revenues $1,782 $1,795 $1,784 $1,735 $1,820 $0 $500 $1,000 $1,500 $2,000 2017 2018 2019 2020 TTM 2021 $179 $169 $165 $209 $257 $0 $50 $100 $150 $200 $250 $300 2017 2018 2019 2020 TTM June 2021 (7.0%) (1.5%) (0.1%) 1.8% 13.4% (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 2017 2018 2019 2020 2021 YTD 1,726 1,689 1,502 1,340 1,334 0 500 1,000 1,500 2,000 12/31/2017 12/31/2018 12/31/2019 12/31/2020 6/30/2021 Net Change (138) (37) (185) (164) (6) Adjusted EBITDA ($ millions)3,4 Revenue ($ millions) Margin 10.1% 9.4% 9.3% 12.0% 14.1%

. 14 Q2 2021 Performance 1 Q2 2021 and Q2 YTD 2021 Operating Expenses include $3.0M and $10.9M related to separation costs and restructuring expenses, respectively 2 Q2 2020 and Q2 YTD 2020 Operating Expenses include $7.0M and $476.2M, related to the impairment of goodwill, restructuring expenses, and a sales and marketing early contract termination fee, respectively 3 Reconciliations of Adjusted EBITDA and Free Cash Flow are included on pages 24 and 26, respectively 4 Total Opex as a % of Revenue excludes $3.0M, $7.0M, $10.9M, and $476.2M of restructuring and other addbacks in Q2 2021, Q2 2020, YTD 2021, and YTD 2020, respectively

. Strong and Flexible Balance Sheet Liquidity at June 30, 2021 ~$282 Million1 Capital Position at June 30, 2021 Cash: $48.0 Million Debt: $0 1 Liquidity includes approximately $234M of availability under the revolving credit facility 15 Second Quarter 2021 Dividend Declared = $0.10/share Approximately $14 Million Annualized We are committed to managing our balance sheet conservatively to provide the Company financial flexibility

. • Larger per-store portfolio • Same-Store Revenues of 6% - 8% • Fewer stores • Modest improvement in write-offs from historic levels • Standalone public company costs • Reinvestment in business initiatives • Strong profitability • Working capital benefit from store closures • Capex spend of • $90 - $100 Million • Inflation impact on inventory purchases Adjusted EBITDA2 Free Cash Flow3 16 Revenues Attractive profitability and cash flow generation expected in 2021 2021 Outlook1 1 As of July 27, 2021 2 A reconciliation of Adjusted EBITDA is included on page 24 3 Free Cash Flow is calculated as operating cash flows less capital expenditures $1.775B - $1.800B $215 – $225 Million $90 – $100 Million

. A strong culture of compliance is foundational to our business Commitment to Regulatory Compliance 17  Invest in seasoned regulatory and compliance teams and systems  Conduct organization-wide ongoing training to support compliance programs  Actively monitor and audit key risk areas and recommend compliance-related operating improvements  Compensate management for achievement of compliance goals

. Committed to the Environment, Our Communities, and Strong Corporate Governance 18 Environmental • Adopted waste-reduction programs resulting in recycling ~10 million pounds of materials annually • Implemented comprehensive waste audit program at furniture manufacturing facilities • Reduced amount of materials manufacturing facilities sent to landfills Social • In 2021, completing significant funding and other resources to Boys & Girls Club of America; working on new multi-year commitment • Provide financial support and internship programs to students of Morehouse College • Sponsor Cristo Rey Atlanta Jesuit High School and provides employment opportunities for Cristo Rey students • Partner with Warrick Dunn Charities’ Homes for the Holidays program, which celebrates single parents experiencing homeownership for the first time Governance • Highest possible governance score from ISS (2020 Aaron’s, Inc.) • Excellent internal and external pay parity, 97.6% shareholder support for 2020 Say on Pay referendum (2020 Aaron’s, Inc.) • Committed to diversity at all levels of management and Board of Directors

Thank You

Appendix

. We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. These non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as our GAAP basis results. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP adjusted EBITDA, adjusted EBITDA Margin, same store revenues, and free cash flow may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. We encourage investors to review our financial statements and other information filed with the SEC) in conjunction with the information included in this presentation. A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables of the Appendix of this presentation. The reconciliations provide additional information as to the items and amounts that have been excluded from the adjusted non-GAAP measures. Non-GAAP net earnings, non-GAAP diluted earnings per share, EBITDA and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP net earnings and non-GAAP diluted earnings per share for 2021 exclude certain charges including amortization expense resulting from franchisee acquisitions, restructuring charges, and separation costs associated with the separation and distribution transaction that resulted in our spin-off into a separate publicly-traded company. Non-GAAP net earnings and non-GAAP diluted earnings per share for 2020 exclude certain charges including amortization expense resulting from franchisee acquisitions, early termination charges incurred to terminate a sales and marketing agreement, goodwill impairment charges, restructuring charges, and an income tax benefit resulting from the revaluation of a net operating loss carryback. The amounts for these pre-tax non-GAAP adjustments, which are tax-effected using estimated tax rates which are commensurate with non-GAAP pre-tax earnings, can be found in the Reconciliation of Net Earnings (Loss) and Earnings Per Share Assuming Dilution to non-GAAP Net Earnings (Loss) and Earnings Per Share Assuming Dilution table in this presentation. The EBITDA and adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, depreciation on property, plant and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA also excludes the other adjustments described in the calculation of non-GAAP net earnings above. The amounts for these pre-tax non-GAAP adjustments can be found in the Quarterly EBITDA tables in this presentation. 21 Use and Definitions of Non-GAAP and Other Financial Measures (1 of 2)

. Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, EBITDA and Adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings and non-GAAP diluted earnings per share provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. This measure may be useful to an investor in evaluating the underlying operating performance of our business. EBITDA and adjusted EBITDA also provide management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance and liquidity because the measures: • Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. • Are a financial measurement that is used by rating agencies, lenders and other parties to evaluate our creditworthiness. • Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. The Free Cash Flow figures presented in this presentation are calculated as the Company's cash flows provided by operating activities less capital expenditures. Management believes that Free Cash Flow is an important measure of liquidity provides relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing liquidity. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share, the Company’s GAAP revenues and earnings before income taxes and GAAP cash from operating activities, which are also presented in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, EBITDA, adjusted EBITDA and Free Cash Flow may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. When we provide forward looking expectations of adjusted EBITDA, adjusted EBITDA margin, and free cash flow, a reconciliation of differences between the non-GAAP expectations and the corresponding GAAP measures generally are not available without unreasonable effort due to high variability, complexity, and limited visibility as to items that would be excluded from the GAAP measure in the relevant future period such as restructuring charges related to our business transformation initiatives, including real estate repositioning, and other operational costs we may incur in connection with, and after, becoming a separate, publicly traded company, including, for example, additional personnel costs that we may not have fully anticipated. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. 22 Use and Definitions of Non-GAAP and Other Financial Measures (2 of 2)

. The financial statements and related results discussed herein for periods prior to and through the date of the separation and distribution, November 30, 2020, were prepared on a combined standalone basis and were derived from the consolidated financial statements and accounting records of PROG Holdings, Inc. The financial statements for the periods subsequent to December 1, 2020 and through June 30, 2021 are consolidated financial statements of the Company and its subsidiaries, each of which is wholly-owned, and is based on the financial position and results of operations of the Company as a standalone company. The combined financial statements prepared through November 30, 2020 include all revenues and costs directly attributable to the Company and an allocation of expenses from PROG Holdings, Inc. related to certain corporate functions and actions. These costs include executive management, finance, treasury, tax, audit, legal, information technology, human resources and risk management functions and the related benefit cost associated with such functions, including stock-based compensation. These expenses have been allocated to the Company based on direct usage or benefit where specifically identifiable, with the remaining expenses allocated primarily on a pro rata basis using an applicable measure of revenues, headcount or other relevant measures. 23 Basis of Presentation

. Reconciliation to Adjusted EBITDA 24

. Reconciliation of 2021 Current Outlook 25 1 Projected Other Adjustments include non-GAAP charges related to restructuring charges and separation costs associated with the separation and distribution transaction that resulted in our spin-off into a separate publicly-traded company

. Reconciliation of 2020 Free Cash Flow 26

. 27 Reconciliation of Earnings (Loss) Before Income Taxes and Earnings (Loss) Per Share Assuming Dilution to Non-GAAP Net Earnings and Non-GAAP Earnings Per Share Assuming Dilution 1 This Non-GAAP adjustment directly impacted income tax benefit during the six months ended June 30, 2020. While the inclusion of this adjustment is not necessary to reconcile from Non-GAAP earnings before income taxes to Non-GAAP net earnings in the above table, it is necessary to reconcile from losses per share assuming dilution (based on GAAP net earnings) to Non-GAAP earnings per share assuming dilution for the six months ended June 30, 2020 2 In some cases, the sum of individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding